MASSMUTUAL PREMIER FUNDS

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION

STATEMENT

SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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MASSMUTUAL PREMIER FUNDS

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MASSMUTUAL PREMIER FUNDS

(the “Trust”)

100 Bright Meadow Blvd.

Enfield, CT 06082

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier Core Bond Fund

MassMutual Premier High Yield Fund

MassMutual Premier Value Fund

MassMutual Premier Disciplined Value Fund

MassMutual Premier Main Street Fund

MassMutual Premier Capital Appreciation Fund

MassMutual Premier Global Fund

MassMutual Premier Focused International Fund

(the “Funds”)

INFORMATION STATEMENT

March 18, 2014

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

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The Trustees of MassMutual Premier Funds (the “Trustees”) are distributing this Information Statement in connection with the approval of an amendment (the “Amendment”) to the Amended and Restated Rule 12b-1 Plan for the Funds (the Funds’ “New Rule 12b-1 Plan”) which affects the Funds’ outstanding Class N shares (to become known as Class R3 shares on April 1, 2014). This Information Statement explains why the Trustees approved the Amendment and describes generally the terms of the New Rule 12b-1 Plan and the Amendment. This Information Statement is being delivered to shareholders of record as of March 4, 2014 on or about March 18, 2014.

As required by federal securities laws, the Funds are distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (the “Adviser”) in its capacity as the [sole/majority] shareholder of each Fund’s Class N shares (the “[Sole/Majority] Shareholder”). The [Sole/Majority] Shareholder anticipates approving the Amendment by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Approval of New Rule 12b-1 Plan and Amendment

At a meeting of the Trustees held on February 13, 2014, the Trustees approved the New Rule 12b-1 Plan and at the same time recommended that the Amendment be approved by shareholders. The New Rule 12b-1 Plan, except for the Amendment, is not materially different from the existing Rule 12b-1 Plan for the Funds, which was adopted for Class N shares on June 24, 2004 (December 2, 2004 for the Main Street Fund, Capital Appreciation Fund, and Global Fund, and September 22, 2005 for the Focused International Fund). The New Rule 12b-1 Plan continues to allow for the payment of up to .50% of the average daily net assets attributable to Class R3 shares of each Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to the Funds’ distributor, MML Distributors, LLC.

The New Rule 12b-1 Plan contains a provision (which was carried over from the existing Rule 12b-1 Plan) limiting the purposes for which payments under the Plan may be paid. Those limits are not required by applicable law, and may have the effect of restricting the benefits of the New Rule 12b-1 Plan. Specifically, the New Rule 12b-1 Plan provides that, of the 0.50% payable under the Plan in respect of a Fund’s Class R3 shares, up to 0.25% may be paid in respect of any activities or expenses primarily intended to result in the sale of Class R3 shares, and up to 0.25% may be paid in respect of shareholder services provided to investors in Class R3 shares. The Amendment will remove this limitation for Class R3 shares and thereby allow the Funds’ Class R3 shares simply to pay up to .50% of each Fund’s average daily net assets attributable to Class R3 shares under the Plan for any legitimate purpose. The Funds’ management recommended the Amendment to the Trustees because it will increase the flexibility to the Funds and their distributor to use payments under the New Rule 12b-1 Plan for any purpose they consider to be likely to result in the sale of shares of the Funds.

In coming to this recommendation, the Trustees, including the independent Trustees voting separately, unanimously determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood the New Rule 12b-1 Plan, as amended, will benefit shareholders of Class R3 shares of each Fund. Prior to a vote being taken to approve the New Rule 12b-1 Plan, the independent Trustees met separately in executive session to discuss the New Rule 12b-1 Plan’s appropriateness. During the executive session, the independent Trustees were advised by their independent legal counsel. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling.

MassMutual, as the [sole/majority] shareholder of each Fund, intends to approve the Amendment by written consent.

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Description of the New Rule 12b-1 Plan, as amended

Appendix A to this Information Statement contains the New Rule 12b-1 Plan, as amended. While the next several paragraphs briefly summarize some important provisions of the New Rule 12b-1 Plan, you should read Appendix A for a complete understanding of the New Rule 12b-1 Plan.

The New Rule 12b-1 Plan essentially provides that each class of shares of a Fund may pay fees pursuant to the New Rule 12b-1 Plan at annual rates as may be determined by the Board of Trustees, which rates shall not exceed the rates set forth on Exhibit A to the New Rule 12b- Plan. The New Rule 12b-1 Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the rate at which payments may be made by a class of shares of a Fund under the New Rule 12b-1 Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of shares, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. The New Rule 12b-1 Plan may be terminated at any time with respect to any class of shares of a Fund, without payment of any penalty, by vote of a majority of the independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of shares. While the New Rule 12b-1 Plan is in effect, the Funds’ principal underwriter shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the New Rule 12b-1 Plan and the purposes for which such expenditures were made.

During the fiscal year ended September 30, 2013, Class N shares of the Short-Duration Bond Fund paid $5,352 in 12b-1 fees, Class N shares of the Inflation-Protected and Income Fund paid $6,464 in 12b-1 fees, Class N shares of the Core Bond Fund paid $8,858 in 12b-1 fees, Class N shares of the High Yield Fund paid $3,086 in 12b-1 fees, Class N shares of the Value Fund paid $404 in 12b-1 fees, Class N shares of the Disciplined Value Fund paid $704 in 12b-1 fees, Class N shares of the Main Street Fund paid $396 in 12b-1 fees, Class N shares of the Capital Appreciation Fund paid $732 in 12b-1 fees, Class N shares of the Global Fund paid $5,452 in 12b-1 fees, and Class N shares of the Focused International Fund paid $4,908 in 12b-1 fees.

Adviser’s Address. The address of the Adviser is 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

Principal Underwriter, Administrator and Subadministrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is a wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the subadministrator of the Funds.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082 or by calling 1-888-309-3539.

Outstanding Shares. Appendix B to this Information Statement list the total number of shares outstanding as of March 4, 2014 for Class N shares of each Fund. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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Appendix A

AMENDED AND RESTATED RULE 12b-1 PLAN

MASSMUTUAL PREMIER FUNDS

1. The Trust. MassMutual Premier Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a series trust (each such series is referred to herein as a “Fund”).

2. The Plan. The Trust desires to adopt a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the classes of shares of beneficial interest (“Shares”) of each Fund set out on Exhibit A, and the Board of Trustees of the Trust (the “Board of Trustees”) has determined that there is a reasonable likelihood that adoption of this Rule 12b-1 Plan (the “Plan”) will benefit each Fund (each a “Designated Fund” and collectively the “Designated Funds”) and each such class and the holders of Shares of each Fund and of each such class. Accordingly, each Designated Fund hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions (capitalized terms not otherwise defined herein have the meanings assigned thereto in the Funds’ registration statement under the 1940 Act and under the Securities Act of 1933, as amended, as such registration statement is amended from time to time).

3. The Distributor. The Trust has entered into a written Distribution Agreement with the Trust’s distributor (the “Distributor”), pursuant to which the Distributor will act as the exclusive distributor with respect to the distribution of Shares as described in the registration statement of each Fund.

4. Payments. Each class of shares of a Designated Fund may pay fees pursuant to this Plan at annual rates as may hereafter be determined by the Board of Trustees, which rates shall not exceed the rates set forth on Exhibit A attached hereto. All agreements related to this Plan shall be in writing and shall provide: (A) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan (the “Independent Trustees”) or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable class of Shares of the Designated Fund, on not more than 60 days written notice to any other party to the agreement, and (B) that such agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

5. Term. This Plan shall, unless terminated as hereinafter provided, remain in effect with respect to each applicable class of Shares of each Designated Fund for one year from its effective date and shall continue thereafter, provided that its continuance with respect to that class is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

6. Amendment. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the rate at which payments may be made by a class of Shares of a Designated Fund under this Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

7. Termination. This Plan may be terminated at any time with respect to any class of Shares of a Designated Fund, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares. In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense that it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

8. Reports. While this Plan is in effect, the Distributor shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

9. Records. The Trust shall preserve copies of this Plan, each agreement related hereto and each report referred to in paragraph 8 hereof for a period of at least six years from the date of such Plan, agreement or report, the first two years in an easily accessible place.

10. Independent Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act).

11. Severability. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Plan adopted: February 13, 2014

EXHIBIT A

A Designated Fund may pay fees under this Plan with respect to any class of Shares of that Designated Fund at an annual rate up to the rate shown below, of the average daily net assets attributable to that class.

	Class I*	Class R5*	Service Class*	Administrative Class*	Class A	Class R4	Class R3
Money Market Fund	N/A	None	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	None	None	None	0.25%	0.25%	0.50%**
Inflation-Protected and Income Fund	None	None	None	None	0.25%	0.25%	0.50%**
Core Bond Fund	None	None	None	None	0.25%	0.25%	0.50%**
Diversified Bond Fund	None	None	None	None	0.25%	0.25%	0.50%
High Yield Fund	None	None	None	None	0.25%	0.25%	0.50%**
Balanced Fund	None	None	None	None	0.25%	0.25%	0.50%
Barings Dynamic Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%
Value Fund	None	None	None	None	0.25%	0.25%	0.50%**
Disciplined Value Fund	None	None	None	None	0.25%	0.25%	0.50%**
Main Street Fund	None	None	None	None	0.25%	0.25%	0.50%**
Capital Appreciation Fund	N/A	None	None	None	0.25%	N/A	0.50%**
Disciplined Growth Fund	None	None	None	None	0.25%	0.25%	0.50%
Small Cap Opportunities Fund	None	None	None	None	0.25%	0.25%	0.50%
Global Fund	None	None	None	None	0.25%	0.25%	0.50%**
International Equity Fund	None	None	None	None	0.25%	0.25%	0.50%
Focused International Fund	None	None	None	None	0.25%	0.25%	0.50%**
Strategic Emerging Markets Fund	None	None	None	None	0.25%	0.25%	0.50%

*Note regarding Class I, Class R5, Service Class, and Administrative Class shares — Payments made out of the assets attributable to a share class that may be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the class shall be deemed to be authorized by this Plan.

**Note regarding Class R3 shares of certain Funds — For Class R3 shares of any Fund listed above with Class N shares (to be known as Class R3 shares after April 1, 2014) outstanding at the date of the approval of this Plan by the Board of Trustees, the following provision will apply until shareholder approval is obtained to eliminate the provision: Of the 0.50%, up to 0.25% may be paid in respect of any activities or expenses primarily intended to result in the sale of Class R3 shares; up to 0.25% may be paid in respect of shareholder services provided to investors in Class R3 shares.

Appendix B

Shares Outstanding

For Class N shares of each Fund, the number of shares outstanding as of March 4, 2014 was as follows:

Class N	Number of Shares Outstanding and Entitled to Vote
MassMutual Premier Short-Duration Bond Fund	[ ]
MassMutual Premier Inflation-Protected and Income Fund	[ ]
MassMutual Premier Core Bond Fund	[ ]
MassMutual Premier High Yield Fund	[ ]
MassMutual Premier Value Fund	[ ]
MassMutual Premier Disciplined Value Fund	[ ]
MassMutual Premier Main Street Fund	[ ]
MassMutual Premier Capital Appreciation Fund	[ ]
MassMutual Premier Global Fund	[ ]
MassMutual Premier Focused International Fund	[ ]

Ownership of Shares

As of March 4, 2014, the Trustees and officers of the Trust did not own any Class N shares of the Funds. As of March 4, 2014, MassMutual owned of record [100%] of each Fund’s Class N shares, and therefore for certain purposes may be deemed a principal holder of each Fund.

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